                                                                   EXHIBIT 10.14

STOCK AND WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PERSONS LISTED ON EXHIBIT A THERETO DATED AS OF MAY 12, 2000, AND FORM OF WARRANT TO PURCHASE COMMON STOCK OF RECEIPTCITY.COM, INC. DATED MAY 12, 2000

                      STOCK AND WARRANT PURCHASE AGREEMENT


              This Stock and Warrant Purchase Agreement (the "Agreement") is entered into as of May 12, 2000, by and between @POS.com, Inc., a Delaware corporation (the "Company"), and the persons and entities listed on Exhibit A attached to this Agreement (collectively, the "Purchasers" and individually a "Purchaser").


              WHEREAS, each Purchaser, at various times during March 2000, subscribed to purchase shares of the Company's common stock, either directly or through an affiliate;


              WHEREAS, as an inducement to subscribe to purchase the shares, the Company agreed to issue to each Purchaser a warrant to purchase 1.7 shares of common stock held by the Company in its subsidiary, ReceiptCity.com, Inc., a Delaware corporation ("ReceiptCity"), for each Company share subscribed for;


              WHEREAS, in connection with such subscriptions, at various times during March 2000, the Purchasers each paid the purchase price of the shares to which they had subscribed;


              WHEREAS, pursuant to the terms and conditions of this Agreement, the parties wish to provide for the issuance of the shares and the warrants to the Purchasers.


              NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:


              1. PURCHASE AND SALE OF SHARES; ISSUANCE OF WARRANTS


              (a) Purchase and Sale of Shares. Subject to the terms and conditions set forth herein, the Company hereby issues and sells to each Purchaser, and each Purchaser hereby purchases from the Company, the number of shares of the Company's common stock set forth opposite such Purchaser's name on Exhibit A attached to this Agreement (the "Shares"), at a price of $4.50 per Share, or the total purchase price indicated for such Purchaser on Exhibit A. The Company acknowledges receipt from each Purchaser of the purchase price of the Shares, in connection with the Purchaser's subscription in March 2000, and agrees to deliver to each Purchaser a certificate representing the Shares purchased by that Purchaser as soon as practical after the date of this Agreement.


              (b) Issuance of Warrants. Subject to the terms and conditions set forth herein, the Company hereby issues to each Purchaser, and each Purchaser accepts the issuance of, a warrant in the form of Exhibit B attached to this Agreement, to purchase from the Company the number of shares of ReceiptCity common stock set forth opposite such Purchaser's name on Exhibit A attached to this Agreement (the "Warrants").

              2. REPRESENTATIONS AND WARRANTIES OF PURCHASERS


              Each Purchaser represents and warrants to the Company as follows, it being understood that the Purchasers make no other representations or warranties of any nature whatsoever, express or implied, to the Company with respect to the transactions contemplated hereby:


              (a) If the Purchaser is an entity, the execution, delivery and performance of this Agreement and the purchase of the Shares and acceptance of the Warrants have been duly and effectively authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' right generally, and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.


              (b) The Purchaser is not subject to any agreement, instrument, order, law, rule, regulation, judgment, decree or any other restriction of any kind or character which would prevent consummation of the transactions contemplated hereby.


              (c) The Purchaser is an "accredited investor" as defined in
Section 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"). The Purchaser has the financial resources to bear the economic risk of the Purchaser's investment in the Company and has sufficient knowledge and experience in financial and business matters to evaluate the risks and merits of an investment in the Company.


              (d) The Purchaser has had access to and has obtained such information regarding the Company and ReceiptCity, and their business and financial conditions, operations, prospects and investments as the Purchaser has deemed necessary to enable the Purchaser to enter into this Agreement and purchase the Shares and accept the Warrant. The Purchaser has personally made such independent investigations of the Company and ReceiptCity as the Purchaser deems necessary and advisable and has been supplied with all information and data which the Purchaser believes is necessary to reach an informed decision as to the advisability of purchasing the Shares and accepting the Warrant. The Purchaser has consulted with legal counsel and accounting and financial advisors to the extent the Purchaser deems necessary and appropriate.


              (e) The Purchaser understands and acknowledges that: (i) the Shares, the Warrant, and the shares of ReceiptCity common stock issuable upon exercise of the Warrant (the "Warrant Shares" and collectively with the Shares and the Warrant, the "Securities") will be "restricted securities" as defined in Rule 144 ("Rule 144") promulgated under the 1933 Act, have not been registered under the 1933 Act or under any state securities laws and, as such, cannot be resold or otherwise transferred unless they are registered in accordance with the 1933 Act and applicable state securities laws or exemptions from registration are available; (ii) the Company is under no obligation to register the Securities or to permit or facilitate sales under Rule 144 or under any other exemption from the registration requirements of the 1933 Act or any state securities laws, and the Purchaser will have no right with respect to such registration of the Securities (except as otherwise provided in this Agreement and in the Warrant

Agreement); and (iii) no federal or state agency has made any recommendation or endorsement of the Securities.


              (f) The Shares and the Warrant are being acquired for investment purposes for the Purchaser's own account and not with a view to resale or distribution. No other person has or will have any interest or participation in the Share or the Warrant, or any right to acquire an interest therein from the Purchaser.


              (g) The Purchaser has adequate means of providing for the Purchaser's current needs and personal contingencies and has no need for liquidity in this investment.


              (h) The Purchaser understands and acknowledges that the Company is relying to a material degree on the representations contained herein and, with such realization, authorizes the Company to act as it may see fit in reliance thereon, including the placement on the certificates evidencing the Shares of legends describing the restrictions applicable to the Shares.


              (i) The Purchaser is a resident of the state or nation indicated in such Purchaser's address shown on Exhibit A to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction.


              3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY


              The Company represents and warrants to each Purchaser as follows, it being understood that the Company makes no other representations or warranties of any nature whatsoever, express or implied, to the Purchasers with respect to the transactions contemplated hereby:


              (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own its properties and assets and carry on its business as now conducted.


              (b) The Company has the requisite corporate power and authority to enter into this Agreement and to consummate any transactions contemplated hereby and to otherwise carry out its obligations hereunder.


              (c) The execution, delivery and performance of this Agreement, the issuance and sale of the Securities have been duly and effectively authorized by all necessary corporate action on the part of the Company. This Agreement constitutes, and the Warrants, when issued and delivered, will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' right generally, and
(ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

              (d) The execution, delivery and performance of this Agreement by the Company and the performance of the Company of its obligations hereunder do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws (each as amended through the date hereof), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, or (y) have a material adverse effect on the Company or adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement. To the knowledge of the Company, the business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority.


              (e) The Company and its subsidiaries (i) have timely filed any and all return, declaration, report, claim for refund, or information return or statement relating to any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended (the "Code")), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not ("Taxes"), including any schedule or attachment thereto, and including any amendment thereof ("Tax Return"), that they were required to file with all appropriate foreign, federal, and local governmental agencies (and all Tax Returns fairly reflect the Company's and its subsidiaries' operations for Tax purposes); (ii) have timely paid all Taxes owed by them or for which they are obligated to withhold from amounts owing to any employee (including without limitation social security taxes), creditor or third party (other than taxes the validity of which are being contested in good faith by appropriate proceedings); and (iii) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. The assessment of any additional Taxes for periods for which Tax Returns have been filed is not expected to exceed the recorded liability therefor, and, to the best of the Company's knowledge, there are no material unresolved questions or claims concerning the Company's or its subsidiaries' Tax liability. Neither the Company's nor its subsidiaries' Tax Returns have been reviewed or audited by any foreign, federal, or local taxing authority. There is no pending dispute with any Taxing authority relating to any Tax Returns which, if determined adversely to the Company or its subsidiaries, would result in the asserting by any taxing authority of any valid deficiency in any material amount for Taxes.


              (f) FIRPTA. Neither the Company nor its subsidiaries are a United States Real Property Holding Corporation ("USRPHC") within the meaning of
Section 897(c) of the Internal Revenue Code of 1986, as amended (the "Code").


              (g) The Company is not subject to any agreement, instrument, order, law, rule, regulation, judgment, decree or any other restriction of any kind or character which would prevent consummation of the transactions contemplated hereby.

              (h) Neither the Company nor any of its subsidiaries (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, in any case of
(i) above, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, or (y) have a material adverse effect or adversely impair the Company's ability to perform fully its obligations under this Agreement on a timely basis.


              (i) Exhibits C and D to this Agreement list the authorized and outstanding stock of ReceiptCity and the Company, respectively, and all securities convertible into or exercisable with respect to such stock. All of the issued and outstanding shares of the Company's stock have been duly authorized and are validly issued and outstanding, fully paid and non-assessable.


              (j) The Warrant Shares that may be transferred to the Purchasers upon exercise of the Warrants, when transferred in accordance with the terms of the Warrant, will be duly authorized and validly issued, fully paid and non-assessable.


              (k) All parties to the Right of First Refusal and Co-Sale Agreement dated as of January 26, 2000, have entered into the Waiver Agreement dated as of the date hereof.


              4. REGISTRATION RIGHTS


              The Company and the Purchasers hereby agree that if, at any time, the Company determines to prepare and file with the United States Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act, the Company shall send to each Purchaser written notice of such determination and, if within twenty (20) days after receipt of such notice, a Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Shares held by that Purchaser that the Purchaser requests to be registered. However, if in conjunction with any registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement for the account of the Company, the managing underwriter(s) thereof impose a limitation on the number of shares of the Company's common stock which may be included in the registration statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution of securities covered thereby, then the Company shall be obligated to include in such registration statement only such limited portion of the Shares as to which the Purchaser has requested inclusion thereunder. Any such exclusion of securities from registration shall be made pro rata among holders seeking to include securities pursuant to similar piggyback registration rights, and the Company shall only so exclude Shares after it has first excluded all outstanding securities the holders of which are not entitled by right to include in such registration statement.

              5. MISCELLANEOUS


              (a) No Broker's or Finder's Fee. Each party represents to the others that it neither is nor will be obligated for any broker's or finder's fee or commission or other compensation in the nature thereof in connection with the transactions contemplated hereby, and agrees to indemnify and hold harmless the other parties from and against any liability (and the costs and expenses of defending against such liability or asserted liability) for any such fee, commission or other compensation.


              (b) FIRPTA. For as long as Purchasers hold Shares or Warrants (or shares of ReceiptCity common stock acquired from the exercise of Warrants) acquired pursuant to this Agreement, the Company and its subsidiaries will not be a USRPHC within the meaning of Section 897(c) of the Code.


              (c) Expenses. The Company shall pay the fees and legal expenses of Curtis, Mallet-Prevost, Colt & Mosle LLP, counsel to Private Equity US Venture Finance, for its services in connection with this financing and the transactions contemplated hereby, in amounts not to exceed in the aggregate $3,000.00 (in addition to the fees and legal expenses of such counsel previously paid by the Company in connection with this transaction).


              (d) Amendment; Waiver. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and all of the Purchasers affected by such amendment, or, in the case of a waiver, by the party against whom enforcement of such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.


              (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.


              (f) Successors, Assigns and Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Any transfer of the Securities must be strictly in accordance with the provisions of the 1933 Act and all applicable state securities laws.


              (g) Notices. All notices and other communications under or relating to this Agreement shall be in writing and effective upon receipt.


              (h) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers shall be entitled to specific performance of the obligations of the Company under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive the defense that a remedy at law would be adequate in any action for specific performance of any such obligation.


              (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law rules and principles of such State.


              (j) Entirety of the Agreement. This Agreement and, when issued and delivered, the Warrant, constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements or understandings with respect thereto.


              (k) Headings. The headings of this Agreement are for convenience only and shall not be taken into consideration in the interpretation of this Agreement.


              (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                 [remainder of this page is intentionally blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:
@POS.COM, INC.


By:
   -------------------------------

----------------------------------
Printed Name and Title


THE PURCHASERS:


U.S. VENTURE L.P.

By: Davenport Capital Ventures LDC
Its: General Partner

By:
   -------------------------------
   Patrick K. Davenport, President


ROBERT W. WILMOT AND MARY J. WILMOT, THE WILMOT LIVING
TRUST, U/D/T DATED APRIL 18TH 1995

By:
   -------------------------------
     Robert W. Wilmot, Trustee


MICHAEL AND SUSAN DORSEY, AS COMMUNITY PROPERTY

----------------------------------
Michael Dorsey


LLAVANYA X. FERNANDO AND SAW-CHIN FERNANDO'S LIVING
TRUST

By:
   -------------------------------
    Llavanya X. Fernando, Trustee


GARY RUMMELHOFF TRUST

By:
   -------------------------------
      Gary Rummelhoff, Trustee


            [signature page to Stock and Warrant Purchase Agreement]

                                    EXHIBIT A

                                   PURCHASERS


                                            Number of       Total Purchase     Number of ReceiptCity
        Name and Address                    @POS.com       Price of @POS.com      Shares Covered
          of Purchaser                       Shares             Shares              by Warrant
----------------------------------------------------------------------------------------------------
U.S. Venture L.P.                           444,444          $2,000,000.00           755,556
----------------------------------------------------------------------------------------------------
Robert W. Wilmot and Mary J. Wilmot,        111,111           $500,000.00            188,889
The Wilmot Living Trust, U/D/T dated
April 18th 1995
----------------------------------------------------------------------------------------------------
Michael and Susan Dorsey, as                111,111           $500,000.00            188,889
community property
----------------------------------------------------------------------------------------------------
Llavanya X. Fernando and Saw-Chin            11,111            $50,000.00            18,889
Fernando's Living Trust
----------------------------------------------------------------------------------------------------
Gary Rummelhoff Trust                        5,556             $25,000.00             9,444
----------------------------------------------------------------------------------------------------
                 TOTALS:                    683,333          $3,075,000.00         1,161,6677
----------------------------------------------------------------------------------------------------

                                    EXHIBIT C

              AUTHORIZED AND OUTSTANDING SECURITIES OF RECEIPTCITY


1.     AUTHORIZED STOCK

              Common Stock: 20,000,000 shares authorized

              Preferred Stock: 5,000,000 shares authorized

                     1,200,000 shares designated as Series A Preferred shares

2.     OUTSTANDING STOCK

              Common Stock: 8,380,000 shares outstanding

              Series A Preferred Stock: 938,983 shares outstanding


3.     OUTSTANDING OPTIONS, AND WARRANTS

                     The Company has adopted a stock plan pursuant to which
              5,000,000 shares of common stock are reserved for issuance to employees, consultants, officers and directors, pursuant to the exercise of options. Options to purchase a total of approximately 2,300,000 shares have been granted under the plan.


                     Warrants to purchase a total of 67,145 shares are
              outstanding, and the company has agreed to issue an additional warrant to a consultant to purchase 30 shares per day for services performed.

                                    EXHIBIT D

              AUTHORIZED AND OUTSTANDING SECURITIES OF THE COMPANY

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                                                    May 12, 2000

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                              RECEIPTCITY.COM, INC.

                            (void after May 12, 2004)

1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from @POS.com, Inc., a Delaware corporation (the "Corporation"), during the times specified in Section 6, at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below) upon exercise of this Warrant pursuant to Section 6 hereof.

       2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

              (a) "Holder" shall mean _____________________________ or its assigns.

              (b) "Warrant Price" shall mean $0.30 per share.

              (c) "Warrant Stock" shall mean up to ______________ fully paid and nonassessable shares of common stock of ReceiptCity.com, Inc., a Delaware corporation ("ReceiptCity"), standing in the name of the Corporation on the books of ReceiptCity.

       3. Fractional Shares. No fractional shares shall be transferable to the Holder upon exercise or conversion of the Warrant and the number of shares to be transferred shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Corporation shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

       4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of ReceiptCity.

       5. Availability of Stock. The Corporation covenants that, until termination of this Warrant, the Corporation will not transfer, sell, assign, encumber, or grant any lien, security interest, or other interest in a sufficient number of shares of Warrant Stock to provide for the transfer to the Holder of all Warrant Stock to which the Holder is entitled upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the officers of ReceiptCity who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

       6. Exercise of Warrant. This Warrant may not be exercised until the earliest of: (i) an initial public offering of ReceiptCity stock (in which case this Warrant may be exercised immediately prior to, and conditioned upon the closing of such transaction); or (ii) a sale, lease or other disposition of all or substantially all of the assets of ReceiptCity; or (iii) a consolidation or merger of ReceiptCity with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of ReceiptCity immediately prior to such consolidation, merger or reorganization, own less than 50% of resulting entity's voting power immediately after such consolidation, merger or reorganization (in which case this Warrant may be exercised immediately prior to, and conditioned upon the closing of such transaction); or (iv) May 12, 2001. This Warrant shall terminate and shall no longer be exercisable at the time provided in Section 12. This Warrant may be exercised by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Corporation, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. Immediately upon such exercise of this Warrant, the Corporation shall deliver to ReceiptCity a certificate representing the Warrant Stock together with the Investment Representation Statement and an assignment or stock power requesting the immediate transfer of the appropriate number of shares of the Warrant Stock to the Holder. The person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the date of transfer of the Warrant Stock to such person on the books of ReceiptCity. The Corporation shall deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock transferred to such person upon such exercise, immediately upon receipt of such certificate from ReceiptCity. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then transferable upon exercise, promptly after surrender of the Warrant upon such exercise, the Corporation will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

       7. Conversion. In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock (at any time at which the exercise of this Warrant would be permitted) by executing and delivering to the Corporation at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be transferred to Holder upon such conversion shall be computed using the following formula:

                                              X = (P)(Y)(A-B)/A

              Where X= the number of shares of Warrant Stock to be transferred to the Holder for the portion of the Warrant being converted.


                        P= the portion of the Warrant being converted expressed as a decimal fraction.

                        Y= the total number of shares of Warrant Stock transferable upon exercise of the Warrant in full.

                        A= the fair market value of one share of Warrant Stock which shall mean (i) the fair market value of one share of Warrant Stock as of the last business day immediately prior to the date the notice of conversion is received by the Corporation, as determined in good faith by the Board of Directors of the Corporation (taking into account the most recent determination of fair market value by the Board of Directors of ReceiptCity), or (ii) if this Warrant is being converted in conjunction with a public offering of ReceiptCity stock, the price to the public per share pursuant to the offering.

                        B=  the=Warrant Price on the date of conversion.

       Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above. Immediately upon such conversion of this Warrant, the Corporation shall deliver to ReceiptCity a certificate representing the Warrant Stock together with the Investment Representation Statement and an assignment or stock power requesting the immediate transfer of the appropriate number of shares of Warrant Stock to the Holder. The person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the date of transfer of the Warrant Stock to such person on the books of ReceiptCity. The Corporation shall deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock transferred to such person upon such conversion, immediately upon receipt of such certificate from ReceiptCity. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then transferable upon exercise, promptly after surrender of the Warrant upon such conversion, the Corporation will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein

       8. Adjustment of Exercise Price and Number of Shares. The number of shares transferable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or transferable upon exercise of this Warrant) and the Warrant Price therefor are subject to adjustment upon the occurrence of the following events:

              (a) Adjustment for Stock Splits, Stock Dividends,
Recapitalizations, etc. The Warrant Price and the number of shares issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of ReceiptCity's capital stock.

              (b) Adjustment for Other Dividends and Distributions. In case ReceiptCity shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in securities of the Corporation then, and in each such case, the Holder, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Warrant Stock (or such other stock or securities) transferable on such exercise prior to such date, the securities of ReceiptCity to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

       9. Adjustment for Capital Reorganization, Consolidation, Merger. If any capital reorganization of the capital stock of ReceiptCity, or any consolidation or merger of ReceiptCity with or into another corporation, or the sale of all or substantially all of ReceiptCity's assets to another corporation shall be effected in such a way that the Corporation receives stock, securities or assets with respect to or in exchange for the ReceiptCity common stock held by the Corporation, and in each such case, the Holder, upon the exercise of this Warrant, at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to the consummation of such capital reorganization, consolidation, merger, or sale, all subject to further adjustment as provided in this Section 9; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

       10. Piggyback Registration Rights.

              (a) Corporate Obligation. If ReceiptCity shall determine to register any of its securities either for its own account or the account of a shareholder(s) exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Stock, ReceiptCity will promptly give to the Holder written notice thereof and include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of shares specified in a written request made by the Holder within fifteen (15) days after receipt of such written notice from ReceiptCity, except as set forth in Section 10(b) below.

              (b) Underwritten Public Offering. If the registration for which ReceiptCity gives notice is for a registered public offering involving an underwriting, the right of any Holder to registration shall be conditioned upon the Holder's participation in such underwriting and the inclusion of such Holder's Warrant Stock in the underwriting pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by ReceiptCity. Notwithstanding any other provision of this Section, if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten the underwriter may exclude some or all of the Warrant Stock with the number of shares that may be included in the registration and underwriting being allocated among the Holder and all other shareholders entitled to have securities included in such registration in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration (provided, however, that if the registration is for the account of shareholders exercising demand registration rights, the number of shares that may be included by the Holder shall be cut back entirely before any limitation on the number of shares that may be included by such shareholders).

              (c) Expenses. All expenses of the registration shall be borne by ReceiptCity, except underwriting discounts and selling commissions applicable to the sale of any of Holder's Warrant Stock and any other securities of ReceiptCity being sold in the same registration by other shareholders, which shall be borne by the Holder and such other shareholders pro rata on the basis of the number of their shares registered.

       11. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (i) the transferor provides, at the Corporation's request, an opinion of counsel satisfactory to the Corporation that such transfer does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction, and (ii) the transfer is to an "Affiliate" of the Holder. For these purposes, an Affiliate of a Holder means any other person or entity directly or indirectly controlling, controlled by or under common control with, such Holder or a partnership with respect to which such Holder is or will be a limited partner. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity in question, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       12. Termination. This Warrant shall terminate and no longer be exercisable at 5:00 p.m. California time, on May 12, 2004.

       13. Miscellaneous. This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Corporation and the Holder of this Warrant, and by ReceiptCity to the extent ReceiptCity is directly affected by such amendment. All notices and other communications from the Corporation or from ReceiptCity to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Corporation and ReceiptCity in writing by the last Holder of this Warrant who shall have furnished an address to the Corporation in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

       14. ReceiptCity Consent and Agreement. The Corporation agrees to use its best efforts to cause ReceiptCity to execute the Consent and Agreement attached to this Warrant as Attachment 4.


                                        @POS.com, Inc.



                                        By:
                                           -------------------------------------


                                        ----------------------------------------
                                        Printed Name and Title

                                  Attachment 1

NOTICE OF EXERCISE

TO:     @POS.COM, INC.

       1. The undersigned hereby elects to purchase ________________ shares of Warrant Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

       2. Please cause a certificate or certificates representing said shares of Warrant Stock to be issued in the name of the undersigned or in such other name as is specified below:

                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



-----------------------------------      ---------------------------------------
(Date)                                   (Name of Warrant Holder)


                                         By:
                                            ------------------------------------


                                         Title:
                                               ---------------------------------

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                           Shares of the Warrant Stock
                     (as defined in the attached Warrant) of
                              RECEIPTCITY.COM, INC.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to ReceiptCity.com, Inc. (the "Corporation") as follows:

       (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

       (b) The undersigned understands that the Securities transferable to the undersigned upon exercise of the Warrant at the time of transfer may not be registered under the Act, and applicable state securities laws, on the ground that the Securities were issued pursuant to exemptions under Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that, by virtue of the undersigned's representations set forth herein, the transfer of the Securities to the undersigned is exempt from such registration.

       (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Corporation with an opinion of counsel satisfactory to the Corporation and Corporation's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

       (d) The undersigned acknowledges that the Securities transferable to the undersigned upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

        Dated:
              -----------------------


                                        ----------------------------------------
                                        (Typed or Printed Name)

                                        By:
                                           -------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:     @POS.COM, INC.

       1. The undersigned hereby elects to acquire ________________ shares of Warrant Stock, pursuant to the terms of the attached Warrant, by conversion of _____________ percent (________ %) of the Warrant.

       2. Please cause a certificate or certificates representing said shares of Warrant Stock to be issued in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



------------------------------------    --------------------------------------
(Date)                                  (Name of Warrant Holder)


                                        By:
                                           -------------------------------------


                                        Title:
                                           -------------------------------------

                                  Attachment 4

                              CONSENT AND AGREEMENT

                              RECEIPTCITY.COM, INC.

ReceiptCity.com, Inc., a Delaware corporation ("ReceiptCity") executes this Consent and Agreement (this "Agreement") in connection with the Warrant to which this is an attachment.

1. Consent and Agreement. ReceiptCity hereby (i) consents and agrees to be bound by the provisions of Section 10 of the Warrant to which this is an attachment, pursuant to which the Holder is granted certain registration rights with respect to the Warrant Stock, and (ii) agrees to transfer to the Holder, on the books of ReceiptCity, the appropriate number of shares of Warrant Stock, and to issue and deliver to the Corporation a certificate representing such Warrant Stock registered in the name of the Holder, upon receipt from the Corporation of the Investment Representation Statement signed by Holder, a certificate representing the Warrant Stock to be transferred, and an assignment or stock power signed on behalf of the Corporation requesting the transfer of the Warrant Stock to the Holder. ReceiptCity acknowledges receipt of a cash payment from the Holder, in March 2000, in consideration for its agreement to the above.

2. Representations and Warranties. ReceiptCity represents and warrants to the Holder that:

       (a) ReceiptCity has the requisite corporate power and authority to enter into this Agreement and to consummate any transactions contemplated hereby and to otherwise carry out its obligations hereunder. The execution of this Agreement and delivery of this Agreement have been duly authorized by all necessary action on the part of ReceiptCity, and this Agreement constitutes the legal, valid and binding obligation of ReceiptCity enforceable against ReceiptCity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

       (b) The execution, delivery and performance of this Agreement by ReceiptCity and the performance of ReceiptCity of its obligations hereunder do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws (each as amended through the date hereof), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, cancellation of, any agreement, indenture or instrument to which ReceiptCity is a party, or (iii) to the knowledge of ReceiptCity result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which ReceiptCity is subject (including Federal and state securities laws and regulations), or by which any property or asset of ReceiptCity is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, or (y) have a material adverse effect on ReceiptCity or adversely impair ReceiptCity's ability to perform fully on a timely basis its obligations under this Agreement. The business of ReceiptCity is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

       (c) Neither ReceiptCity nor any of its subsidiaries (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, in any case of (i) above, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, or (y) have a material adverse effect or adversely impair ReceiptCity's ability to perform fully its obligations under this Agreement on a timely basis.


                                        ReceiptCity.com, Inc.



                                        By:
                                           -------------------------------------
                                           Aziz Valliani, President & CEO



                                       2